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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 9, 2002

                              ---------------------


                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                               000-30045                            38-3518829
      (State or other jurisdiction             (Commission File Number)                    (IRS Employer
            of incorporation)                                                           Identification No.)


         2711 E. JEFFERSON AVE.
         DETROIT, MICHIGAN 48207                                                           (313)-567-4348
          (Address of principal                                                   (Registrant's telephone number,
           executive offices)                                                          including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS

         The information shown below reflects changes in the list of top 20 shareholders as filed with the Company's Annual Report on Form 10-K to the Securities and Exchange Commission on March 28, 2002. On May 9, 2002 the Company also filed the list of its top 20 shareholders with the Australian Stock Exchange.

                                  CATUITY INC.
                            TOP 20 SHAREHOLDER LIST *
                              AS OF APRIL 30, 2002

                                                                                       Number of      % of Issued
                                      Shareholder Name                                   Shares         Capital
------------------------------------------------------------------------------------------------------------------

    1    Boom Australia Pty Ltd.                                                          400,000           4.96%
    2    L.D. O'Connor                                                                    393,214           4.87%
    3    D.L. MacSmith                                                                    251,417           3.12%
    4    A.S. Dawson                                                                      185,000           2.29%
    5    Citicorp Nominees Pty Limited                                                    184,741           2.29%
    6    Visa USA                                                                         141,719           1.76%
    7    Westpac Custodian Nominees Limited                                               106,674           1.32%
    8    S. Fox                                                                            80,000           0.99%
    9    Merrill Lynch (AUS) Nominees P/L                                                  79,820           0.99%
   10    Commonwealth Custodial Services                                                   75,114           0.93%
   11    Fairlawn Investments Pty, Ltd.                                                    71,000           0.88%
   12    Bellway International Limited                                                     68,150           0.84%
   13    National Nominees Limited                                                         64,085           0.79%
   14    J.H. Marshall                                                                     50,926           0.63%
   15    C. Mc Courtie                                                                     48,000           0.59%
   16    RBC Global Services                                                               45,000           0.56%
   17    Pisani Investments Pty Ltd                                                        43,000           0.53%
   18    Henry Pollard Pty Ltd                                                             40,060           0.50%
   19    RTR Pty Limited                                                                   40,000           0.50%
   20    HSBC Custody Nominees                                                             37,785           0.47%


         Total shares held-Top 20 shareholders                                          2,405,705          29.81%

         Total shares outstanding as of April 30, 2002                                  8,069,338

* Catuity Inc. is traded on both the Australian Stock Exchange and the NASDAQ Exchange in the United States. The above information was compiled by combining known information from both Exchanges.


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




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CATUITY INC.
                                          (Registrant)


                              By   /s/ John H. Lowry
                                ---------------------------------------------
                                       John H. Lowry
                                       Senior Vice President,
                                       Chief Financial Officer & Secretary

Date:  MAY 9, 2002


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